               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                     ______________________
                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


               Filed by the Registrant
               Filed by a Party other than the Registrant

               Check the appropriate box:
                         Preliminary Proxy Statement
                         Confidential, for Use of the Commission Only
                          (as permitted by Rule 14a-6(e)(2))
                       X Definitive Proxy Statement
                         Definitive Additional Materials
                         Soliciting Material Pursuant to
                          240.14a-11(c) or 240.14a-12

                        Synthetech, Inc.
        (Name of Registrant as Specified in Its Charter)

                               N/A
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 X No fee required.
   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                    CALCULATION OF FILING FEE

                                             Per unit price or
  Title of each                              other underlying
     class of                                    value of
  securities to                                 transaction
      which          Aggregate number of    computed pursuant  Proposed maximum
   transaction       securities to which       to Exchange    aggregate value of
     applies:        transaction applies:     Act Rule 0-11:    transaction:     Total Fee Paid
  -------------      --------------------   ----------------- ------------------ --------------

  Fee paid previously with preliminary materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:                 Filing Party:

Form, Schedule or
Registration Statement No.:             Date Filed:

                        SYNTHETECH, INC.

                       1290 Industrial Way
                      Albany, Oregon  97321

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD JULY 23, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Synthetech, Inc., an Oregon corporation (the "Company"), will be held at the Portland Hilton, 921 S.W. Sixth Avenue, Portland, Oregon on July 23, 1998, at 1:30 p.m., Pacific Time, for the following purposes:

     1. To elect two Class I Board members for a term of three years.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only holders of record of the Company's Common Stock at the close of business on June 10, 1998 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of such shareholders will be available for the inspection of any shareholder, for any purpose germane to the meeting, at least 10 days prior to the Annual Meeting at the offices of the Company at 1290 Industrial Way, Albany, Oregon.

     To assure their representation at the meeting, shareholders are urged to mark, sign, date and return the enclosed proxy as promptly as possible, even if they plan to attend the meeting. Any shareholder attending the meeting may vote in person, even if he or she has returned a proxy, if the proxy is revoked in the manner described in the accompanying Proxy Statement.

                          BY ORDER OF THE BOARD OF DIRECTORS,

                          Charles B. Williams
                          Secretary
June 23, 1998
Albany, Oregon


     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING IN PERSON, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT SO THAT YOUR SHARES WILL BE VOTED. IN THE EVENT YOU ARE PRESENT AT THE MEETING AND WISH TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        SYNTHETECH, INC.

                       1290 Industrial Way
                      Albany, Oregon  97321


                         PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Synthetech, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders which will be held on July 23, 1998 at 1:30 p.m., Pacific Time at the Portland Hilton, 921 S.W. Sixth Avenue, Portland, Oregon. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and form of proxy card were first mailed to shareholders on or about July 2, 1998.



                             PROXIES

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Please MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.

                      REVOCATION OF PROXIES

     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise: (i) by giving written notice to the Company of such revocation; (ii) by voting in person at the meeting; or (iii) by executing and delivering to the Secretary of the Company a proxy dated a later date.

                ACTION TO BE TAKEN UNDER PROXIES

     The shares represented by proxies in the form solicited by the Board of Directors of the Company will be voted at the Annual Meeting if the proxy is properly executed and is returned to the Secretary of the Company prior to the Annual Meeting. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval of all nominees for directors of the Company, or may withhold approval to vote for any or all of the nominees presented. If no specification is indicated, such shares will be voted in favor of the nominees for directors.

     Although the Company is not aware of any matters to be voted upon at the meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders, if any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in such proxy to vote the shares with respect to any of such matters.

                    OUTSTANDING COMMON STOCK

     On June 10, 1998, the record date for shareholders entitled to vote at the Annual Meeting, the Company had outstanding 14,232,683 shares of common stock, par value $.001 per share (the "Common Stock"), each share of which entitles the holder to one vote at the Annual Meeting. Only shareholders of record at the close of business on June 10, 1998, are entitled to notice of, and to vote at, the Annual Meeting.

                         QUORUM, VOTING

     The presence of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual
Meeting, either in person or by proxy, is required to constitute a quorum at the Annual Meeting.

     On all matters submitted to a vote of the shareholders at the Annual Meeting, each shareholder shall be entitled to one vote for each share of Common Stock owned of record by such shareholder at the close of business on June 10, 1998.

     If you find it inconvenient to attend the meeting in person, your stock will be represented and voted if you will execute and mail the enclosed proxy card. Management urges each shareholder to attend the meeting or to sign and promptly return the enclosed proxy card.

                      ELECTION OF DIRECTORS

     At the 1998 Annual Meeting, two Class I directors are to be elected to hold office until the 2001 Annual Meeting, or until their successors have been duly elected and qualified. The Board of Directors proposes for election Paul C. Ahrens and Page E. Golsan, III, both of whom are now directors of the Company.

     The Board of Directors currently consists of seven directors, divided into three classes, serving staggered three year terms. To accomplish this staggering, the Class I directors were initially elected to serve one year terms; the Class II directors were initially elected to serve two year terms and the Class III directors were initially elected to serve three year terms. Mr. Ahrens and Mr. Golsan, whose initial terms were only one year, are nominated for reelection this year. If either of the nominees becomes unavailable for any reason (which is not now anticipated), the proxies will vote the shares represented by each proxy for such substitute nominee as approved by the Board of Directors. Under Oregon law, if a quorum of shareholders is present at the annual meeting of shareholders, the two nominees for election as Class I directors the greatest number of votes shall be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote.

     The name and age of each nominee for director and each continuing term director, their principal positions and offices held in the Company, and the period of time each director has served as a director of the Company are set forth below:


                    Name, Age & Position Held          Director of the
           Class         with the Company               Company Since
           -----    -------------------------          ---------------

             I      Paul C. Ahrens (46)                       1981
                    Chairman of the Board

             I      Page E. Golsan, III (60)                  1991
                    Director

             II     Edward M. Giles (62)                      1997
                    Director

             II     Charles B. Williams (51)                  1997
                    Vice President of Finance and
                    Administration, Chief Financial Officer,
                    Secretary, Treasurer and Director

            III     Howard L. Farkas (74)                     1985
                    Director

            III     Donald E. Kuhla, Ph.D. (55)               1997
                    Director

            III     M. ("Sreeni") Sreenivasan (49)            1995
                    President, Chief Executive Officer and
                    Director

     The following is a brief account of the business experience of each nominee and continuing term director.

Nominees for Directors
----------------------
     Term expiring in 2001
     ---------------------
     Paul C. Ahrens. Mr. Ahrens has been a director of the Company since its inception in 1981 and became Chairman of the Board effective March 31, 1995. Since 1996, he has been the founder and President of Groovie Moovies, Ltd., a film production company. Mr. Ahrens, a founder of the Company, served as President and Chief Executive Officer of Synthetech from 1989 through March 1995. From 1981 through 1989 he was the Vice President of Technology. He also served as Secretary of the Company from 1981 through March 1995. From September

1979 to September 1980, Mr. Ahrens served as Vice President of Engineering of Colorado Organic Chemical Company, an organic chemical manufacturing company located in Commerce City, Colorado. Prior thereto, Mr. Ahrens spent five years with Allied Chemical and CIBA-Geigy in various engineering and research capacities. Mr. Ahrens holds B.S. and M.S. degrees in Chemical Engineering from M.I.T.

     Page E. Golsan, III. Mr. Golsan has served as a director of the Company since 1991. Since 1986, he has been a principal of P.E. Golsan & Co. (formerly Golsan Management Company), a private capital management firm. From 1990 to 1992, Mr. Golsan was a senior advisor with Bane Barham & Holloway, registered investment advisors under the Investment Advisor Act of 1940. Since 1990 Mr. Golsan has been President and Chief Executive Officer of Bridgetown Capital, Inc., an investment company. From 1987 to 1989 he was the Executive Vice President of Calumet Industries, Inc., Chicago, Illinois (manufacturer and marketer of petro-chemicals and other fine chemicals). Prior to 1987, he was the President and Chief Operating Officer of the K&W Products Division (specialty chemical manufacturing) of Berkshire Hathaway, Inc. Mr. Golsan holds an M.A. in Finance from Claremont Graduate School of Business and a Doctorate in Pharmacy and a B.A. in Chemistry and Zoology, both from the University of Southern California.

Continuing Term Directors
-------------------------
     Term expiring in 1999
     ---------------------
     Edward M. Giles. Mr. Giles has served as a director of the Company since 1997. Since January 1989, Mr. Giles has served as Chairman and President of The Vertical Group, Inc., a venture capital investment firm. Mr. Giles was previously President of
F. Eberstadt & Co., Inc., a securities firm, and Vice Chairman of Peter B. Cannell & Co., Inc., an investment management firm. He is currently a director of McWhorter Technologies, Inc. and Ventana Medical Systems, Inc. Mr. Giles received a B.S.Ch.E. in Chemical Engineering from Princeton University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

     Charles B. Williams. Mr. Williams has served as a director of the Company since 1997. Since 1990, Mr. Williams has served as Vice President of Finance and Administration and Treasurer.
In 1995, he became the Secretary of the Company and in July 1995, he also became Chief Financial Officer. Mr. Williams is responsible for accounting, administration, finance, personnel and information systems. From 1988 to 1990, Mr. Williams served as the Controller. Prior thereto, he was Controller for White's Electronics, Inc. of Sweet Home, Oregon for 5 years. His responsibilities at White's Electronics included accounting, data processing, personnel and finance. From 1976 to 1983, he held several accounting and financial positions with Teledyne Wah Chang, a metals producer in Albany, Oregon. Mr. Williams earned his B.S. in Economics and M.B.A. from Oregon State University.

     Term expiring in 2000
     ---------------------
     Howard L. Farkas. Mr. Farkas has served as a director of the Company since 1985. Since 1981, he has been the President of Farkas Group, Inc., and since 1992 he has been

President of Windsor Gardens Realty, Inc., both of which are engaged in general real estate brokerage and management
activities.   From 1984 to 1996, he was also the managing
director in Manistee Gas Limited Liability Company, which is in the gas production and processing business. Mr. Farkas serves as Secretary and a director of Acquisition Industries, Inc., a publicly owned acquisition and merger company. Mr. Farkas serves as the Chairman of the Board of Logic Devices, Inc., a Sunnyvale, California company specializing in CMOS digital signal process semiconductor and SRAM chips. Since May 1988, Mr. Farkas has also been a vice president of G.A.S. Corp., which is a general partner of an Oklahoma limited partnership, Gas Acquisition Services, which filed for bankruptcy under Chapter 11. In September 1992, Mr. Farkas filed for personal protection under Chapter 7 of the federal bankruptcy laws and the court subsequently entered an order discharging his debts. Though not presently in public or private practice, he has been a certified public accountant since 1951. Mr. Farkas received a B.S. (B.A.) from the University of Denver.

     Donald E. Kuhla, Ph.D. Dr. Kuhla has served as a director of the Company since 1997. Since 1994, he has been Vice President and Chief Technical Officer of Plexus Ventures, Inc., a
biotech consulting and investment firm.   From 1990 to 1994, Dr.
Kuhla held senior management positions with two venture capital backed, biotechnology start-up companies. Previously, he was in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc., his last position at Rorer being Senior Vice President of Operations. Dr. Kuhla is a director of NPS Pharmaceuticals, Inc. (a biotechnology drug discovery and development company). Dr. Kuhla received a B.A. in Chemistry from New York University and a Ph.D. in Organic Chemistry from Ohio State University.

     M. "Sreeni" Sreenivasan. Mr. Sreenivasan has served as a director of the Company since July 1995. He has served as President and Chief Executive Officer since March 31, 1995 and as Chief Operating Officer from 1990 through March 31, 1995. From 1988 to 1990 he was Executive Vice President and General Manager and from 1987 to 1988 he was director of Manufacturing. Previously, he worked for Ruetgers-Nease Chemical Co. (bulk pharmaceuticals and other fine chemicals) for 13 years in various technical and manufacturing management capacities, including 7 years as Plant Manager of their Augusta, Georgia plant.
Mr. Sreenivasan received his M.S. in Chemical Engineering from Bucknell University and his M.B.A. from Penn State University.

Executive Officers
------------------
     Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. In addition to Mr. Sreenivasan and Mr. Williams, who are listed above, Mr. Bouwens is an executive officer of the Company. His name and age, his principal position and office held with the Company, and a brief account of his business experience is set forth below:

     Jay A. Bouwens. Mr. Bouwens (age 52) has served as Vice President of Manufacturing since 1996. From 1994 to 1996, he was director of Manufacturing with the Company. From 1992 to 1994, Mr. Bouwens was the Pilot Plant Manager at Ash Stevens, Inc. in Detroit, Michigan. From 1990 to 1992 he was Production Manager for Poly Organix in Newburyport, Massachusetts. From 1967 to 1990 he held various chemical manufacturing positions, including

Process Manager for Wyeth-Ayerst laboratories in Rouses Point,
New York.  Mr. Bouwens received his B.S. in Chemistry from the
University of Michigan.

     Philip L. Knutson, Ph.D. resigned his position as the Company's Vice President of Research and Development effective
May 8, 1998.

Board Meetings and Committees
-----------------------------
     During the last fiscal year, there were four meetings of the Board of Directors and the Board took action by written consent on one other occasion. During the last fiscal year, each director was present for more than 75 percent of the aggregate of
(i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board on which he served.

     The Board of Directors has established an Audit Committee, the current members of which are Howard Farkas and Page Golsan. The Audit Committee is authorized to meet with management and the Company's independent public accountants to consider fiscal accounting matters. The principal functions of the Audit Committee are to recommend selection of independent accountants to the Board of Directors and to review the scope and result of audits. The Audit Committee met once during the last fiscal year. The Company has also established a Compensation Committee, the current members of which are Paul Ahrens, Edward Giles and Page Golsan. The Compensation Committee is authorized to review and set officer compensation and to serve as the Plan Administrator in connection with all awards other than nonemployee director option grants for the 1995 Incentive Compensation Plan. The Compensation Committee met on three occasions during the last fiscal year.

Directors' Compensation
-----------------------
     In fiscal 1997, the Company established a policy to grant all current directors who are not employees (other than Mr. Ahrens, who is a founder of the Company) a nonqualified stock option for 15,000 shares vesting at the rate of 3,000 shares at the next and each of the subsequent four annual shareholder meetings. This option is intended to provide the outside director with the equivalent of an annual grant of 3,000 shares and the Company does not anticipate granting any additional options until the end of the fifth year. The exercise price of these options will be set at the fair market value of the Common Stock on the date of the grant.

     Since fiscal 1998, the Company has provided directors who are not employees of the Company an annual fee of $4,000. The Company also established a policy to grant all new directors who are not employees a one-time nonqualified stock option for 10,000 shares which vests immediately. Thus, new directors who are not employees of the Company will receive this 10,000 share option in addition to the ongoing 15,000 share option described above. Like the 15,000 share option, the exercise price of the options will be set at the fair market value of the Common Stock on the date of grant.

Employment Agreements
---------------------
     In July, 1997, the Company entered into Employment Agreements with Messrs. Sreenivasan, Williams and Knutson (collectively, "Executives" and individually, "Executive"). In addition to providing for an annual base salary, the Agreements have certain noncompetition and nonsolicitation provisions. Pursuant to the Agreements, the Company will pay the Executives certain payments after termination of employment for any reason other than death. Specifically, the Company will pay an amount equal to the base salary earned by the Executive during the twelve month period immediately preceding the date of termination plus an additional amount for one year of health insurance coverage. The Company has certain rights to extend the agreements and payments under the Agreement for a total of 24 months after termination of an Executive's employment. In the event the Executive should die during the payment period, the Company's payment obligation immediately terminates.

Report of the Compensation Committee
------------------------------------
     The Compensation Committee sets, reviews and administers the executive compensation program of the Company and is comprised of the individuals noted below, each of whom are non-employee directors of the Company. The role of the Compensation Committee is to establish and approve salaries and other compensation paid to the executive officers of the Company and to administer the Company's stock option plan, in which capacity the Compensation Committee reviews and approves stock option grants to all employees.

     Compensation Philosophy. Synthetech's compensation philosophy is that cash compensation should be directly linked to the short-term performance of the Company and that longer-term incentives, such as stock options, should be aligned with the objective of enhancing shareholder value over the long term. The use of stock options clearly links the interests of the officers and employees of the Company to the interests of the shareholders. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that the Company can continue to attract, retain and motivate key employees who are critical to the long-term success of the Company.

     Components of Executive Compensation. The principal components of executive compensation are base salary, bonuses and stock options.

     Base salary is set based on competitive factors and the historic salary structure for various levels of responsibility within the Company. In addition, the Company relies on bonuses in order to emphasize the importance of performance.

     The equity component of executive compensation is the stock option program. Stock options are generally granted when an executive joins the Company and, typically, on an annual basis thereafter. The options granted to the executives vest over a period of two years. The purpose of the annual option grants is to ensure that the executive always has options that vest in increments over the following two-year period. This provides a method of retention and motivation for the senior level executives of the Company and also aligns senior management's objectives with long-term stock price appreciation.

     Other elements of executive compensation are participation in a Company-wide life insurance, long-term disability insurance, medical benefits and ability to defer compensation pursuant to a 401(k) plan. Matching Company contributions to the 401(k) plan of up to 10% of eligible base pay were made in fiscal 1998.

     As a result of the decline in revenues and profits in fiscal 1998, the Compensation Committee did not grant bonuses to Mr. Sreenivasan, the CEO, or any of the other executive officers. Consistent with its policy to create longer-term incentives, the Compensation Committee granted stock options to the executive officers, including a 25,000 share option to Mr. Sreenivasan.

                              COMPENSATION COMMITTEE OF THE BOARD
                              OF DIRECTORS

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------
     The members of the Compensation Committee are Paul C. Ahrens, Edward M. Giles and Page E. Golsan III. Mr. Ahrens is formerly an officer of the Company.

Summary of Cash and Certain Other Compensation
----------------------------------------------
     The following table provides certain summary information concerning compensation paid by the Company to those persons who were at March 31, 1998, the Company's Chief Executive Officer, Chief Financial Officer and one other executive officer of the Company whose salary and bonus exceeded $100,000 during the last fiscal year (the "Named Persons") for the fiscal years ended March 31, 1998, 1997 and 1996:

                                  Summary Compensation Table
                                  --------------------------
                                                               Long-Term        All Other
                                 Annual Compensation          Compensation     Compensation($)(2)
Name and                    ------------------------------    ---------------- ------------------
Principal Position          Year(1)  Salary ($)  Bonus ($)    Stock Options(#)
------------------          -------  ----------  ---------    ---------------- ------------------
M. ("Sreeni") Sreenivasan    1998     150,000           -          25,000           12,500
President & Chief            1997     150,000      95,000          50,000            7,125
Executive Officer            1996     132,000      60,000          66,000            3,203

Philip L. Knutson            1998     108,000           -          20,000           12,200
Vice President of Research   1997     108,000      63,000          40,000            9,500
and Development*             1996      95,000      43,000          50,000            3,531

Charles B. Williams          1998      88,000           -          20,000            7,950
Vice President of Finance    1997      88,000      57,000          32,000            6,544
and Administration & Chief   1996      75,000      35,000          34,000            3,122
Financial Officer

_______________________
*Dr. Knutson resigned his position with the Company on May 8,
  1998.
(1)Fiscal year ended March 31.
(2)Represents Company contributions to the account of the Named
   Persons under the Company's 401(k) plan.

Stock Option Grants in Last Fiscal Year
---------------------------------------
     The following table provides information, with respect to the Named Persons, concerning the grant of stock options during fiscal year 1998.

                          Stock Options Grants in the Last Fiscal Year(1)
                          -----------------------------------------------
                                                                         Potential Realizable Value
                                                                         at Assumed Annual Rates of
                                                                          Stock Price Appreciation
                                      Individual Grants                  (Through Expiration Date)
                         ---------------------------------------------   --------------------------
                         Options
                         Granted       % of      Exercise
                          (# of        Total      Price    Expiration      5% per        10% per
Name                     Shares)     Options(2) ($/Sh)(3)     Date         year(4)        year(4)
----                     -------     ---------- ---------  ----------     --------       ---------
M. ("Sreeni")
Sreenivasan              25,000        12.3%      $7.13     July 2007     $112,000       $284,000

Philip L. Knutson*       20,000         9.9%      $7.13     July 2007      $89,600       $227,200

Charles B. Williams      20,000         9.9%      $7.13     July 2007      $89,600       $227,200

_______________________
*Dr. Knutson resigned his position with the Company on May 8,
  1998.
(1)The Company has not granted any stock appreciation rights
   (SARs).
(2)Based on an aggregate of 203,000 options being granted to all employees during the fiscal year ended March 31, 1998.
(3)These options were granted under the Company's 1995 Incentive Compensation Plan in July 1997, and have an exercise price equal to the fair market value of the Company's Common Stock as of the date of the grant. These grants vest annually over a two-year period ending April 1999.
(4)The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices for its Common Stock.

Stock Option Exercises in Last Fiscal Year and Fiscal Year-End
--------------------------------------------------------------
Stock Option Values
-------------------
     The following table provides information, with respect to the Named Persons, concerning the options granted to them during the last fiscal year and the options held by them at March 31, 1998.

              Option Exercises in Last Fiscal Year and Fiscal Year End Stock Option Values
              ----------------------------------------------------------------------------

                                              Number of Unexercised          Value of Unexercised In-the-
                      Shares       Value    Options at Fiscal Year End   Money Options at Fiscal Year End($)(1)
                    Acquired on   Realized  --------------------------   --------------------------------------          End ($)(1
Name                Exercise(#)     ($)     Exercisable  Unexercisable   Exercisable       Unexercisable
-------------       -----------  ---------  -----------  -------------   -----------       -------------
M. ("Sreeni")
Sreenivasan           125,000     $415,250     91,000       50,000         $221,100               $0

Philip L. Knutson*    56,240      $233,958    110,000       40,000         $326,300               $0

Charles B. Williams   93,720      $256,822     16,000       36,000               $0               $0

_______________________
*Dr. Knutson resigned his position with the Company on May 8,
  1998.
(1)Represents the difference between the exercise price of the options with exercise prices below $6.19 and the $6.19 closing price of the Company's Common Stock on March 31, 1998.

Comparison of Total Cumulative Shareholder Equity

     The following graph sets forth the Company's total cumulative shareholder return as compared to the Nasdaq Stock Market (U.S.) and S&P Specialty Chemicals Indexes for the period March 31, 1993 through March 31, 1998. The total shareholder return assumes $100 invested at the beginning of the period in Common Stock of the Company, Nasdaq Stock Market Index (U.S.) and the S&P Specialty Chemicals Index. Historic stock price performance is not necessarily indicative of future stock price performance.


Edgar Representation of Data Points Used in Printed Graphic


                                    Nasdaq Stock Market     S&P Specialty
                    Synthetech         Index (U.S.)        Chemicals Index
                    ----------      -------------------    ---------------
           1993         100                 100                  100
           1994         137                 108                  106
           1995         122                 120                  107
           1996         356                 163                  138
           1997         452                 181                  124
           1998         367                 275                  157

     All data points are at March 31.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of Common Stock and percentage of outstanding shares of Common Stock of the Company owned as of April 1, 1998, by persons who hold of record or are known to beneficially own 5% or more of the outstanding common stock of the Company, each nominee and director of the Company, the Named Persons and all officers and directors as a group.

Name and Address of                 Amount and Nature of     Percent of
Beneficial Owner                    Beneficial Ownership       Class
-------------------                 --------------------     -----------
Paul C. Ahrens                         1,465,491(1)             10.4%
1290 Industrial Way
Albany, OR

M. ("Sreeni") Sreenivasan                603,810(2)              4.2%(3)
1290 Industrial Way
Albany, OR

Howard L. Farkas                          89,042(4)                 *
5460 South Quebec Street
Suite 300
Englewood, CO


Name and Address of               Amount and Nature of        Percent of
Beneficial Owner                  Beneficial Ownership          Class
-------------------               --------------------        ----------
Edward M. Giles                          271,000(5)              1.9%(3)
645 Madison Avenue
8th Floor
New York, NY  10022

Page E. Golsan, III                       41,000(6)                 *
3205 Canterbury Drive, South
Salem, OR

Donald M. Kuhla, Ph.D.                    13,000(7)                 *
1787 Sentry Parkway West
Bldg. 18, Suite 301
Blue Bell, PA  19422

Philip L. Knutson, Ph.D.+                400,840(8)              2.8%(3)
1290 Industrial Way
Albany, OR

Charles B. Williams                      234,120(9)              1.7%(3)
1290 Industrial Way
Albany, OR

Brown Capital Management                 752,400(10)             5.3%
809 Cathedral Street
Baltimore, MD  21201

All Officers and Directors as          3,171,303(1)(2)(4)(5)    21.8%(3)
a Group (9 persons)                             (6)(7)(8)(9)

______________________
*less than 1%.
+Dr. Knutson resigned his position with the Company on May 8,
  1998.
(1)Includes 14,000 shares of common stock which are owned of record by a private foundation of which Mr. Ahrens is the President. Mr. Ahrens disclaims beneficial ownership of these shares.
(2)Includes 128,500 shares of common stock which Mr. Sreenivasan has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 12,500 shares of common stock issuable pursuant to stock options held by Mr. Sreenivasan which are not exercisable now or within sixty (60) days.
(3)The denominator used in calculating the percentage is equal to the number of shares outstanding plus the number of shares the beneficial owner (or group of beneficial owners) has a right to acquire immediately or within sixty days pursuant to warrants or options.
(4)Includes 39,042 shares of common stock which Mr. Farkas has the right to acquire immediately or within sixty (60) days pursuant to stock options. Mr. Farkas disclaims ownership over 50,000 shares of common stock held in his name which have been pledged as security for a loan and over which Mr. Farkas has no voting control. Excludes 25,958 shares of common stock issuable pursuant to stock options held by Mr. Farkas which are not exercisable now or within sixty (60) days.
(5)Includes 10,000 shares of common stock which Mr. Giles has the right to acquire immediately or within sixty (60) days pursuant to stock options. Excludes 15,000 shares of common stock issuable pursuant to stock options held by Mr. Giles which are not exercisable now or within sixty (60) days. Also includes 60,000 shares of common stock held by two individuals who have granted to Mr. Giles the investment powers associated with these shares. Mr. Giles disclaims beneficial ownership over these 60,000 shares.

(6)Includes 3,000 shares of common stock which Mr. Golsan has the right to acquire immediately or within sixty (60) days pursuant to stock options. Excludes 12,000 shares of common stock issuable pursuant to stock options held by Mr. Golsan which are not exercisable now or within sixty (60) days.
(7)Includes 10,000 shares of common stock which Dr. Kuhla has the right to acquire immediately or within sixty (60) days pursuant to stock options. Excludes 15,000 shares of common stock issuable pursuant to stock options held by Dr. Kuhla which are not exercisable now or within sixty (60) days.
(8)Includes 140,000 shares of common stock which Dr. Knutson has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 10,000 shares of common stock issuable pursuant to stock options held by Dr. Knutson which are not exercisable now or within sixty (60) days.
(9)Includes 42,000 shares of common stock which Mr. Williams has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 10,000 shares of common stock issuable pursuant to stock options held by Mr. Williams which are not exercisable now or within sixty (60) days.
(10)Based on Schedule 13(g) filings, pursuant to which Brown Capital Management disclosed controlling 752,400 shares of common stock with sole dispositive power. Of these shares, Brown Capital Management further disclosed that it had sole voting power over 695,800 shares of common stock.

Schedule 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended March 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except for the following late filings: one Form 4 filed by Mr. Ahrens with regard to one transaction, one Form 4 filed by Mr. Sreenivasan with regard to one transaction and one Form 4 filed by Mr. Williams with regard to one transaction.



                      SELECTION OF AUDITORS

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year. Arthur Andersen LLP has audited the financial statements of the Company since the fiscal year ended March 31, 1989. It is expected that representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                          ANNUAL REPORT

     The Annual Report to Shareholders covering the Company's fiscal year ended March 31, 1998 including audited consolidated financial statements, is transmitted herewith. Such Annual Report to Shareholders is not a part of the material for the solicitation of proxies.

                      SHAREHOLDER PROPOSALS

     Shareholders of the Company may submit proposals for inclusion in the proxy materials for the 1998 Annual Meeting of Shareholders. The proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order for a proper shareholder proposal to be included in the proxy materials for the 1999 Annual Meeting of Shareholders, it must be received by the Secretary of the Company, at its corporate headquarters, 1290 Industrial Way, Albany, Oregon 97321, not later than March 12, 1999.

                          OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the meeting and knows of no matters to be brought before the Annual Meeting by others. If any matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Dated:  June 23, 1998              Charles B. Williams
                                   Secretary

PROXY                         SYNTHETECH, INC.                         PROXY
                      1290 Industrial Way, Albany, OR 97321
      Annual Meeting of Shareholders of Synthetech, Inc. to be held on July
                                    23, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The   undersigned  shareholder(s)  hereby  appoint(s)  M.   ("Sreeni")
Sreenivasan and Charles B. Williams, and either of them, Proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on June 10, 1998, at the Annual Meeting of Shareholders of Synthetech, Inc., to be held on July 23, 1998, or any adjournments or postponements thereof.
The undersigned hereby authorize(s) the Proxies to vote on the matters set forth in the Proxy Statement of the Company dated June 23, 1998, as follows:
     ELECTION OF DIRECTORS
     [ ] FOR all nominees listed below as Class I Directors (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.
     [  ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

                       Paul C. Ahrens     Page E. Golsan, III
IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
PLEASE SIGN ON REVERSE HEREOF AND RETURN THIS PROMPTLY.  THANK YOU.

  THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS A VOTE FOR THE ELECTION OF PAUL C. AHRENS AND PAGE E. GOLSAN, III AS CLASS I DIRECTORS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES.

                                          DATE:____________________

                                          SIGNATURE:_______________

                                          SIGNATURE IF HELD
                                          JOINTLY:_________________

                                          PLEASE    INDICATE    ANY
                                          CHANGES IN ADDRESS

                                          Please  sign name exactly
                                          as   it  appears  hereon.
                                          When  shares are held  by
                                          joint    tenants,    both
                                          should    sign.      When
                                          signing    as   attorney,
                                          executor,  administrator,
                                          trustee    or   guardian,
                                          please give full title as
                                          such.   If a corporation,
                                          please   sign   in   full
                                          corporate     name     by
                                          President    or     other
                                          authorized officer.  If a
                                          partnership, please  sign
                                          in  partnership  name  by
                                          authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.  THANK YOU.